Exhibit 99.2

PANDORA FISCAL YEAR-END CHANGE OVERVIEW

The company will transition from a January 31st based fiscal year-end to a December 31st based fiscal year-end, effective with the year ended December 31, 2013, in order to align Pandora’s business calendar with the advertising industry’s standard cycle. The company will report earnings according to the current fiscal 2014 cadence for the fiscal third quarter 2014 ending October 31, 2013, followed by a two-month stub period for November and December 2013 to achieve this transition. The Form 10-K (transition report) for the period ending December 31, 2013 will be based on an eleven month year (Feb - Dec).

The following list of financial statements are recast to the calendar year for Q1 and Q2 2013, 2012 and 2011 and are available in this workbook:

Income Statement	Balance Sheet	Cash Flow	RPM Summary

Non-GAAP Reconciliation	Quarterly Metrics	Monthly Metrics

Questions? Please contact
Dominic Paschel, Corporate Finance &
Investor Relations, investor@pandora.com,
(510) 842-6960, or Will Valentine, Pandora
Communications and Public Relations,
press@pandora.com, (510) 842-6996.

Pandora Media Inc.

Condensed Consolidated  Statements of Operations

Year Ended December 31

(In thousands, except per share amounts)

(Unaudited and subject to reclassification)

Three months ended	Year ended	Three months ended	Year ended	Three months ended
3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011	3/31/2012	6/30/2012	9/30/2012	12/31/2012	12/31/2012	3/31/2013	6/30/2013
Revenue
Advertising	$38,603	(A)	$53,960	(A)	$61,830	$78,809	$233,202	$61,716	(G)	$87,058	$95,797	$116,144	$360,715	$96,714	(G)	$127,555
Subscription services and other	7,056	8,338	8,955	9,216	(D)	33,565	9,696	11,233	13,010	15,355	49,294	18,410	(L)	25,549	(O)
Total revenue	45,659	62,298	70,785	88,025	266,767	71,412	98,291	108,807	131,499	410,009	115,124	153,104

Costs and expenses
Cost of revenue - Content acquisition costs	27,505	32,199	36,617	43,382	(E)	139,703	54,262	(H)	59,021	63,272	71,758	248,313	85,823	(H)	79,828	(P)
Cost of revenue - Other (1)	4,322	5,260	5,792	6,942	22,316	6,760	(I)	7,210	8,077	8,798	30,845	9,729	10,742
Product development (1)	2,681	3,098	3,633	3,626	(F)	13,038	4,070	4,296	4,444	4,684	17,494	6,431	7,537
Sales and marketing (1)	11,805	14,121	15,944	19,810	61,680	22,095	(J)	23,681	24,872	30,889	101,537	38,002	(J)	44,517
General and administrative (1)	6,331	7,870	9,404	10,098	33,703	10,434	10,898	12,079	13,617	47,028	13,681	(M)	17,248
Total costs and expenses	52,644	62,548	71,390	83,858	270,440	97,621	105,106	112,744	129,746	445,217	153,666	159,872
Income (loss) from operations	(6,985)	(250)	(605)	4,167	(3,673)	(26,209)	(6,815)	(3,937)	1,753	(35,208)	(38,542)	(6,768)

Other income (expense)
Interest income	4	3	18	28	53	33	27	19	19	98	16	12
Interest expense	(282)	(257)	(123)	(122)	(784)	(125)	(129)	(135)	(137)	(526)	(144)	(141)
Other income (expense), net	(1,229	)(B)	(3,253	)(B)	—	—	(4,482)	—	—	4	(7)	(3)	1	7
Income (loss) before provision for income taxes	(8,492)	(3,757)	(710)	4,073	(8,886)	(26,301)	(6,917)	(4,049)	1,628	(35,639)	(38,669)	(6,890)

Income tax benefit (expense)	(55)	(39)	(17)	(34)	(145)	22	(1)	(2)	—	19	(17)	(12)
Net income (loss)	$(8,547)	$(3,796)	$(727)	$4,039	$(9,031)	$(26,279)	$(6,918)	$(4,051)	$1,628	$(35,620)	$(38,686)	$(6,902)

Basic net income (loss) per share	$(0.06)	$(0.02)	$—	$0.02	$(0.06)	$(0.16)	$(0.04)	$(0.02)	$0.01	$(0.21)	$(0.22)	$(0.04)
Weighted-average number of shares used in computing basic per share amounts	152,076	(C)	154,395	(C)	161,154	(C)	161,592	(C)	157,341	(C)	164,385	166,818	168,807	170,196	167,568	172,733	174,789
Diluted net income (loss) per share	$(0.06)	$(0.02)	$—	$0.02	$(0.06)	$(0.16)	$(0.04)	$(0.02)	$0.01	$(0.21)	$(0.22)	$(0.04)
Weighted-average number of shares used in computing diluted per share amounts	152,076	(C)	154,395	(C)	161,154	(C)	190,960	(C)	157,341	(C)	164,385	166,818	168,807	189,937	167,568	172,733	174,789

3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011	3/31/2012	6/30/2012	9/30/2012	12/31/2012	12/31/2012	3/31/2013	6/30/2013
(1) Amounts include stock-based compensation expenses as follows:
Cost of revenue - Other	$53	$117	$182	$183	$535	$230	$308	$328	$308	$1,174	$413	$482
Product development	142	361	429	512	$1,444	872	1,154	1,197	1,152	$4,375	1,445	2,394
Sales and marketing	309	809	1,388	1,738	$4,244	2,515	2,873	3,203	3,230	$11,821	4,421	5,027
General and administrative	256	373	509	569	$1,707	1,162	1,774	2,393	(K)	2,021	$7,350	245	(N)	2,235
Total stock-based compensation expenses	$760	$1,660	$2,508	$3,002	$7,930	$4,779	$6,109	$7,121	(K)	$6,711	$24,720	$6,524	(N)	$10,138

Tickmark Explanations:

(A) - During the first and second quarter of 2011, a single customer contributed significantly to mobile revenue. Specifically this customer accounted for approximately 11% of revenue, or $5 million in Q1 2011 and approximately 16% of revenue, or $10 million in Q2 2011.

(B) - The increase in other income (expense), net is due to expense recorded in connection with the increase in fair value of our preferred stock warrants.

(C) - Non-GAAP basic and diluted shares have been computed to give effect to the conversion of the convertible preferred stock and warrants into common stock as though the conversion had occurred at the beginning of 2011.
(D) - During Q4 2011, we began to offer in-app subscriptions through Apple devices, which accelerated the growth of our subscription revenue from that period forward.

(E) -  In September 2011, we lifted the web listening limit, which resulted in a subsequent rise in the related content costs from Q4 2011 forward.

(F) - Product development costs remained flat from calendar Q3 2011 to Q4 2011 due to minimal growth in headcount, combined with a non-recurring decrease in infrastructure costs  in connection with an office expansion that occurred in Q3 2011.

(G) - The decrease in advertising revenue is due to seasonality. Calendar Q4 has historically been the company’s strongest quarter  for advertising revenue due to the holiday season , whereas Q1 typically reflects reduced advertising demand.

(H) - The increase in cost of revenue - content acquisition costs  is due to annual contractual rate increases with SoundExchange that occur each January 1st as well as increased listening hours in part due to increased usage from devices received as holiday gifts.

(I) - The decrease in cost of revenue - other is due to a minimal growth in headcount, combined with decreases in expense related to non-recurring website hosting costs in Q4 2011.

(J) - The increase in sales and marketing expense from Q4 to Q1 of each year is partly due to an increase in sales headcount. We have historically invested in new sales hires in Q1 of each year to support company growth during the year.

(K) - The increase in stock-based compensation is due to non-recurring compensation costs incurred in connection with the announced CFO transition in Q3 2012.

(L) - During Q1 2013, we began to offer in-app subscriptions through Google devices.

(M) - General and administrative costs remained flat from Q4 2012 to Q1 2013, due primarily to a decrease in stock-based compensation expense in connection with the CEO transition (see tickmark N for details).

(N) - The decrease in stock-based compensation is due to a non-recurring benefit recorded to stock-based compensation expense in Q1 2013 in connection with the re-evaluation of  certain estimates and assumptions associated with the CEO’s equity awards in light of his announced transition.

(O) - The increase in subscription revenue is due to a significant increase in the number of subscribers due to the introduction of the mobile listening limit in March 2013.

(P) - The decrease in cost of revenue - content acquisition costs is primarily due to the impact of the mobile listening limit implemented in March 2013. The listening limit resulted in a decrease in listening hours from 4.26 billion in Q1 2013 to 3.91 billion in Q2 2013.

Pandora Media Inc.

Condensed Consolidated Balance Sheets

Year Ended December 31

(In thousands)

(Unaudited and subject to reclassification)

	3/31/2011	6/30/2011		9/30/2011		12/31/2011		3/31/2012	6/30/2012	9/30/2012	12/31/2012		3/31/2013		6/30/2013
Assets
Current assets
Cash and cash equivalents	$44,913	$103,697	(A)	$64,492		$46,103		$47,666	$47,269	$55,727	$59,939		$52,236		$40,113
Short-term investments	—	—		28,920	(E)	44,893		40,399	31,475	21,259	26,006		20,474		19,656
Accounts receivable, net	40,236	46,408		55,207		73,626	(F)	64,217	82,414	91,961	110,225	(F)	106,579		124,286
Prepaid expenses and other current assets	2,475	3,703		2,495		2,156		2,752	3,692	3,967	4,614		5,857		8,950
Total current assets	87,624	153,808		151,114		166,778		155,034	164,850	172,914	200,784		185,146		193,005

Property and equipment, net	8,779	11,482		13,578		15,102		15,251	16,074	16,407	16,606		20,149		23,039
Other long-term assets	2,254	1,888		1,936		2,362		2,286	2,178	2,295	2,531		2,377		13,251	(H)
Total assets	$98,657	$167,178		$166,628		$184,242		$172,571	$183,102	$191,616	$219,921		$207,672		$229,295

Liabilities, preferred stock and stockholders’ equity (deficit)
Current liabilities
Accounts payable	$1,486	$2,444		$1,532		$1,517		$1,062	$2,751	$2,568	$3,974		$5,718		$8,172
Accrued liabilities	3,822	6,304		4,708		3,702		4,728	4,943	5,362	7,425		8,968		17,302	(H)
Accrued royalties	19,669	23,706		26,611		32,663		38,012	42,064	45,014	51,347		60,700		55,097
Deferred revenue	17,238	18,770		18,705		19,420		21,503	23,721	26,406	29,517		36,939	(G)	42,369
Accrued compensation	5,171	6,086		6,887		10,851		9,390	10,788	8,967	14,047		9,980		14,468
Current portion of long-term debt	6,652	9,000		—	(B)	—		—	—	—	—		—		—
Total current liabilities	54,038	66,310		58,443		68,153		74,695	84,267	88,317	106,310		122,305		137,408

Long-term debt	845	—	(B)	—		—		—	—	—	—		—		—
Preferred stock warrant liability	2,273	—	(C)	—		—		—	—	—	—		—		—
Other long-term liabilities	1,629	2,166		2,365		2,220		3,454	3,297	3,230	3,979		3,759		3,705
Total liabilities	58,785	68,476		60,808		70,373		78,149	87,564	91,547	110,289		126,064		141,113

Redeemable convertible preferred stock	128,256	—	(D)	—		—		—	—	—	—		—		—

Stockholders’ equity (deficit)
Common stock	1	16		16		16		16	17	17	17		17		18
Additional paid-in capital	1,399	192,266		200,134		204,139		210,959	218,993	227,568	235,506		246,169		259,696
Accumulated deficit	(89,784)	(93,580)		(94,307)		(90,268)		(116,547)	(123,465)	(127,516)	(125,888)		(164,574)		(171,476)
Accumulated other comprehensive income (loss)	—	—		(23)		(18)		(6)	(7)	—	(3)		(4)		(56)
Total stockholders’ equity (deficit)	(88,384)	98,702		105,820		113,869		94,422	95,538	100,069	109,632		81,608		88,182
Total liabilities, preferred stock and stockholders’ equity (deficit)	$98,657	$167,178		$166,628		$184,242		$172,571	$183,102	$191,616	$219,921		$207,672		$229,295

Tickmark Explanations:

(A) - The increase in cash and cash equivalents is due to cash received in connection with the initial public offering (IPO), which was completed in June 2011.

(B) - The decrease in debt is due to the use of cash proceeds from the IPO to pay outstanding debt.

(C) - The preferred stock warrant liability was converted to APIC as part of the IPO.

(D) - The redeemable convertible preferred stock was converted to APIC as part of the IPO.

(E) - The increase in short-term investments from Q2 2011 to Q3 2011 is due to the use of the IPO proceeds to purchase investments.

(F) - Accounts receivable, net, have historically increased in Q4 of each calendar year due to seasonality and the timing of holiday campaigns.

(G) - Deferred revenue increased in Q1 2013 due to  increases in subscriptions, in part driven by the introduction of the mobile listening limit in March 2013.

(H) - Other long-term assets and accrued liabilities increased  primarily due to $8 million of patents purchased from Yahoo! in June 2013.

Pandora Media Inc.

Condensed Consolidated Statements of Cash Flows

Year Ended December 31

(In thousands)

(Unaudited and subject to reclassification)

Three months ended	Year ended	Three months ended	Year ended	Three months ended
3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011	3/31/2012	6/30/2012	9/30/2012	12/31/2012	12/31/2012	3/31/2013	6/30/2013
Operating Activities
Net income (loss)	$(8,547)	$(3,796)	$(727)	$4,039	$(9,031)	$(26,279)	$(6,918)	$(4,051)	$1,628	$(35,620)	$(38,686)	$(6,902)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	796	853	1,131	1,441	4,221	1,534	1,733	1,764	1,886	6,917	2,034	2,501
Loss on retirement of fixed assets	—	—	—	282	282	—	38	45	—	83	—	—
Stock-based compensation	760	1,660	2,508	3,002	7,930	4,779	6,109	7,121	6,711	24,720	6,524	10,138
Remeasurement of preferred stock warrants	1,246	3,253	—	—	4,499	—	—	—	—	—	—	—
Amortization of premium on investments	—	—	66	133	199	121	86	97	79	383	60	20
Amortization of debt issuance costs and debt discount	—	334	71	66	471	66	66	66	66	264	66	66
Reimbursement of cost of leasehold improvements	—	375	—	—	375	1,484	—	—	—	1,484	—	276
Changes in assets and liabilities:
Accounts receivable	2,096	(6,172)	(8,799)	(18,419)	(31,294)	9,409	(18,197)	(9,547)	(18,264)	(36,599)	3,647	(17,707)
Prepaid expenses and other assets	(1,229)	(1,196)	1,166	(109)	(1,368)	(501)	(856)	(439)	(936)	(2,732)	(1,143)	(9,459)
Accounts payable and accrued liabilities	403	1,055	(352)	(545)	561	616	1,462	484	3,949	6,511	1,911	12,250
Accrued royalties	3,663	4,037	2,905	6,052	16,657	5,349	4,052	2,950	6,333	18,684	9,353	(5,603)
Accrued compensation	(4,787)	917	803	3,867	800	(1,363)	1,398	(1,821)	5,080	3,294	(4,065)	4,363
Deferred revenue	2,600	1,532	(65)	715	4,782	2,083	2,218	2,685	3,112	10,098	7,422	5,431
Net cash provided by (used in) operating activities	(2,999)	2,852	(A)	(1,293)	524	(916)	(2,702)	(8,809)	(646)	9,644	(2,513)	(12,877)	(4,626)

Investing Activities
Purchases of property and equipment	(3,478)	(2,739)	(3,444)	(3,495)	(13,156)	(1,871)	(2,202)	(2,347)	(1,704)	(8,124)	(4,318)	(6,693)
Changes in restricted cash	—	—	—	—	—	—	—	—	—	—	—	(3,200)
Purchases of short-term investments	—	—	(29,086)	(30,548)	(59,634)	(20,131)	(17,716)	(13,242)	(15,741)	(66,830)	(13,365)	(10,069)
Proceeds from maturities of short-term investments	—	—	—	14,403	14,403	24,431	26,510	23,350	10,893	85,184	18,830	10,860
Payments related to acquisition	—	—	—	—	—	—	—	—	—	—	—	(400)
Net cash provided by (used in) investing activities	(3,478)	(2,739)	(32,530)	(19,640)	(58,387)	2,429	6,592	7,761	(6,552)	10,230	1,147	(9,502)

Financing Activities
Borrowings under debt agreements	142	2,348	—	—	2,490	—	—	—	—	—	—	—
Repayments of debt	(295)	(845)	(9,000)	—	(10,140)	—	—	—	—	—	—	—
Proceeds from issuance of common stock to directors for cash	3,800	—	—	—	3,800	—	—	—	—	—	—	—
Proceeds from initial public offering, net of offering costs	—	84,910	4,766	(281)	89,395	—	—	—	—	—	—	—
Payment of dividends to preferred stockholders at initial public offering	—	(28,450)	(1,329)	—	(29,779)	—	—	—	—	—	—	—
Proceeds from issuance of common stock, preferred stock and warrant, net	1,748	708	181	1,008	3,645	1,836	1,820	1,347	1,120	6,123	4,033	2,053
Net cash provided by (used in) financing activities	5,395	58,671	(5,382)	727	59,411	1,836	1,820	1,347	1,120	6,123	4,033	2,053

Effects of foreign currency translation on cash and cash equivalents	—	—	—	—	—	—	—	(4)	—	(4)	(6)	(48)

Net increase (decrease) in cash and cash equivalents	(1,082)	58,784	(39,205)	(18,389)	108	1,563	(397)	8,458	4,212	13,836	(7,703)	(12,123)
Cash and cash equivalents at beginning of period	45,995	44,913	103,697	64,492	45,995	46,103	47,666	47,269	55,727	46,103	59,939	52,236
Cash and cash equivalents at end of period	$44,913	$103,697	$64,492	$46,103	$46,103	$47,666	$47,269	$55,727	$59,939	$59,939	$52,236	$40,113

Tickmark Explanations:

(A) - The Company generated cash from operating activities in Q2 2011 but not in Q2 2012 or 2013 as Q2 2011 reflects a DSO of approximately 77 days whereas Q2 2012 and 2013 reflect a DSO ranging between 85 and 88 days.

Pandora Media Inc.

Monetization: RPM History

(Unaudited and subject to reclassification)

	Three months ended				Year ended	Three months ended								Year ended	Three months ended
	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011	3/31/2012		6/30/2012		9/30/2012		12/31/2012		12/31/2012	3/31/2013		6/30/2013
Advertising RPMs
Traditional computer	52.63	64.23	68.90	69.00	64.11	43.23	(A)	53.99	(A)	57.06	(A)	59.31	(A)	53.47	44.63	(D)	58.53	(D)
Mobile and other connected devices	16.37	22.56	22.85	22.88	21.61	15.73	(B)	22.25	(B)	23.51		25.52		22.15	20.43	(D)	32.56	(D)
Total	28.13	34.04	34.18	35.28	33.31	22.45	(C)	29.33	(C)	30.30	(C)	32.33	(C)	28.92	24.85	(D)	37.89	(D)

Total RPMs
Traditional computer	51.45	60.32	63.35	63.77	60.06	42.80	(A)	52.07	(A)	55.51	(A)	57.67	(A)	52.01	45.17	(D)	56.73	(D)
Mobile and other connected devices	17.37	23.48	23.78	23.59	22.49	16.68	(B)	23.25	(B)	24.87		26.93		23.38	22.41	(D)	34.37	(D)
Total	29.95	35.30	35.27	35.80	34.40	23.86	(C)	30.40	(C)	31.70	(C)	33.68	(C)	30.23	26.96	(D)	39.17	(D)

Total RPMs based on non-GAAP revenue
Traditional computer	51.45	60.32	63.35	63.80	60.07	42.92	(A)	52.20	(A)	55.64	(A)	57.83	(A)	52.15	45.36	(D)	57.09	(D)
Mobile and other connected devices	17.37	23.48	23.78	23.70	22.52	17.06	(B)	23.65		25.20		27.34		23.76	22.92	(D)	36.01	(D)
Total	29.95	35.30	35.27	35.88	34.42	24.16	(C)	30.74	(C)	31.98	(C)	34.03	(C)	30.55	27.41	(D)	40.53	(D)

Tickmark Explanations:

(A) - The year-over-year decreases in traditional computer RPMs stem from the Company’s shift in focus towards monetizing mobile inventory as well as  the release of the listening limit on web devices in September 2011.

(B) - The decrease in mobile and other connected devices RPMs from calendar Q1 and Q2 2011 to calendar Q1 and Q2 2012 is due to a large amount of revenue recognized in Q1 and Q2 2011 from one large customer. This customer substantially reduced their advertising with us during the corresponding periods in 2012.

(C) - The year-over-year decreases in total RPMs relate to the rapid growth in mobile listening.

(D) - The year-over-year increases in RPMs across all categories stem from the Company’s increased ability to monetize listener hours.   In addition, mobile and total RPMs increased in part due to the implementation of the mobile listening limit in March 2013.

Pandora Media Inc.

Reconciliation of GAAP to Non-GAAP Measures

(In thousands, except per share amounts)

(Unaudited and subject to reclassification)

	Three months ended				Year ended	Three months ended				Year ended	Three months ended
	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011	3/31/2012	6/30/2012	9/30/2012	12/31/2012	12/31/2012	3/31/2013	6/30/2013

Revenue
GAAP total revenue	$45,659	$62,298	$70,785	$88,025	$266,767	$71,412	$98,291	$108,807	$131,499	$410,009	$115,124	$153,104
Subscription return reserve (1)	—	—	—	203	203	923	1,078	979	1,378	4,358	1,917	5,331
Non-GAAP total revenue	$45,659	$62,298	$70,785	$88,228	$266,970	$72,335	$99,369	$109,786	$132,877	$414,367	$117,041	$158,435

Net income (loss)
GAAP net income (loss)	$(8,547)	$(3,796)	$(727)	$4,039	$(9,031)	$(26,279)	$(6,918)	$(4,051)	$1,628	$(35,620)	$(38,686)	$(6,902)
Subscription return reserve (1)	—	—	—	203	203	923	1,078	979	1,378	4,358	1,917	5,331
Stock-based compensation & warrant remeasurement	2,005	4,913	2,508	3,002	12,428	4,779	6,109	7,121	6,711	24,720	6,524	10,138
Non-GAAP net income (loss)	$(6,542)	$1,117	$1,781	$7,244	$3,600	$(20,577)	$269	$4,049	$9,717	$(6,542)	$(30,245)	$8,567

Basic EPS
GAAP basic EPS	$(0.06)	$(0.02)	$—	$0.02	$(0.06)	$(0.16)	$(0.04)	$(0.02)	$0.01	$(0.21)	$(0.22)	$(0.04)
Subscription return reserve (1), (2)	—	—	—	—	—	—	0.01	—	0.01	0.02	0.01	0.03
Stock-based compensation & warrant remeasurement (2)	0.02	0.03	0.01	0.02	0.08	0.03	0.03	0.04	0.04	0.15	0.03	0.06
Non-GAAP basic EPS	$(0.04)	$0.01	$0.01	$0.04	$0.02	$(0.13)	$—	$0.02	$0.06	$(0.04)	$(0.18)	$0.05

Shares used in computing non-GAAP basic EPS (3)	152,076	154,395	161,154	161,592	157,341	164,385	166,818	168,807	170,196	167,568	172,733	174,789

Diluted EPS
GAAP diluted EPS	$(0.06)	$(0.02)	$—	$0.02	$(0.06)	$(0.16)	$(0.04)	$(0.02)	$0.01	$(0.21)	$(0.22)	$(0.04)
Subscription return reserve (1), (2)	—	—	—	—	—	0.01	0.01	0.01	0.01	0.03	0.01	0.03
Stock-based compensation & warrant remeasurement (2)	0.02	0.03	0.01	0.02	0.08	0.02	0.03	0.03	0.03	0.14	0.03	0.05
Non-GAAP diluted EPS	$(0.04)	$0.01	$0.01	$0.04	$0.02	$(0.13)	$—	$0.02	$0.05	$(0.04)	$(0.18)	$0.04

Shares used in computing non-GAAP basic EPS (3)	152,076	187,840	191,479	190,960	186,825	164,385	189,796	190,273	189,937	167,568	172,733	195,487

(1) The subscription return reserve consists of revenue that we defer on a GAAP basis because we have limited operating history with certain mobile subscription refund rights. We are required to defer revenue until the refund rights lapse or until we have developed sufficient transaction history to estimate a reserve. The subscription return reserve is excluded from the subscription services and other revenue line of our GAAP presentation. Management includes revenue relating to our subscription return reserve because we believe that this non-GAAP measure will provide greater comparability with future GAAP revenue once sufficient transaction history is developed and a return reserve can be estimated.

(2) EPS amounts may not recalculate due to rounding.

(3) 2011 Non-GAAP basic and diluted common shares have been computed to give effect to the conversion of the convertible preferred stock and warrants into common stock as though the conversion had occurred at the beginning of the period.

Pandora Media Inc.

Quarterly Metrics

Calendar Year	Calendar Quarter	Registered Users (MM)	Active Users (MM)	Listener Hours (B)	Internet Radio Share (%)	US Radio Share (%) 7-day Avg	US Radio Share (%) 28-day Avg	Employees
2011	Q1	90	32.0	1.52	55.4	3.04	3.12	346
	Q2	100+	36.1	1.76	58.5	3.37	3.44	427
	Q3	100+	39.0	2.01	65.8	4.03	3.90	460
	Q4	125+	47.6	2.46	70.9	4.71	4.94	515
2012	Q1	125+	51.0	2.93	71.7	5.79	5.73	559
	Q2	150+	54.5	3.24	72.7	5.98	5.92	571
	Q3	150+	58.3	3.43	75.1	6.53	6.38	631
	Q4	175+	67.1	3.91	77.3	7.19	7.58	698
2013	Q1	200+	69.5	4.26	75.0	x	8.05	820
	Q2	200+	71.1	3.91	72.7	x	7.04	976

x - metric discontinued as of March 2013 to provide a more accurate reflection of our market share.

Pandora Media Inc.

Monthly Metrics

Calendar Year	Month	Active Users (MM)	Listener Hours (B)	US Radio Share (%) 7-day Avg	US Radio Share (%) 28-day Avg
2011	January	29.3	0.474	2.86	2.70
	February	31.0	0.483	2.90	2.97
	March	32.0	0.567	3.04	3.12
	April	34.0	0.566	3.11	3.24
	May	35.1	0.592	3.08	3.28
	June	36.1	0.605	3.37	3.44
	July	37.1	0.637	3.59	3.38
	August	38.0	0.682	3.67	3.58
	September	39.0	0.687	4.03	3.90
	October	40.3	0.754	4.27	4.19
	November	43.1	0.798	4.32	4.49
	December	47.6	0.905	4.71	4.94
2012	January	47.6	0.952	5.55	5.25
	February	49.0	0.975	5.74	5.58
	March	51.0	1.00	5.79	5.73
	April	51.9	1.06	5.95	5.86
	May	53.3	1.10	5.80	5.89
	June	54.5	1.08	5.98	5.92
	July	54.9	1.12	6.13	6.02
	August	56.2	1.16	6.30	6.19
	September	58.3	1.15	6.53	6.38
	October	59.2	1.25	6.55	6.61
	November	62.4	1.27	7.09	7.17
	December	67.1	1.39	7.19	7.58
2013	January	65.6	1.39	8.03	7.68
	February	67.7	1.38	8.48	8.25
	March	69.5	1.49	x	8.05
	April	70.1	1.31	x	7.33
	May	70.8	1.35	x	7.29
	June	71.1	1.25	x	7.04
	July	71.2	1.28	x	7.08
	August	72.1	1.35	x	7.46

x - metric discontinued as of March 2013 to provide a more accurate reflection of our market share.